SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]
Check the appropriate box:

     [ ] Preliminary Proxy Statement    [ ] Confidential, for Use of the
                                            Commission Only (as permitted by
                                            Rule
                                            14a-6(e)(2))
     [X] Definitive Proxy Statement

     [ ] Definitive Additional Materials

     [ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section
         240.14a-12.


                            HERLEY INDUSTRIES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   (1)  Amount Previously Paid: ________________________________________________

   (2)  Form, Schedule or Registration Statement No.:___________________________

   (3)  Filing Party:___________________________________________________________

   (4)  Date Filed:_______________________________________

                            ________________________

                            HERLEY INDUSTRIES, INC.
                             ______________________

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                               February 23, 2006
                             ______________________


To our Stockholders:

     An annual meeting of stockholders will be held at the Waldorf-Astoria, 301 Park Avenue, New York, New York 10022 on Thursday, February 23, 2006 beginning at 9:00 a.m. At the meeting, you will be asked to vote on the following matters:

     1. Election of three directors in Class III to hold office until the 2008 Annual Meeting of Stockholders.

     2. To ratify and approve our 2006 Stock Option Plan, as set forth in Exhibit A.

     3.   To ratify and approve our 2006 Stock Plan, as set forth in Exhibit B.

     4.   Any other matters that properly come before the meeting.

     The above matters are set forth in the proxy statement attached to this notice to which your attention is directed.

     If you are a stockholder of record at the close of business on January 10, 2006, you are entitled to vote at the meeting or at any adjournment or postponement of the meeting. This notice and proxy statement are first being mailed to stockholders on or about January 18, 2006.

                                             By Order of the Board of Directors,


                                             LEE N. BLATT
                                             Chairman of the Board

Dated:  January 18, 2006
Lancaster, Pennsylvania



     WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING PRE-ADDRESSED POSTAGE-PAID ENVELOPE AS DESCRIBED ON THE ENCLOSED PROXY CARD. YOUR PROXY, GIVEN THROUGH THE RETURN OF THE ENCLOSED PROXY CARD, MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH OUR CORPORATE SECRETARY PRIOR TO THE MEETING A WRITTEN NOTICE OF REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY ATTENDING THE MEETING, FILING A WRITTEN NOTICE OF REVOCATION WITH THE SECRETARY OF THE MEETING AND VOTING IN PERSON.

                            HERLEY INDUSTRIES, INC.
                           101 North Pointe Boulevard
                       Lancaster, Pennsylvania 17601-4133
                             ______________________

                                PROXY STATEMENT
                             ______________________

                         ANNUAL MEETING OF STOCKHOLDERS
                          Thursday, February 23, 2006

     Our Annual Meeting of Stockholders will be held on Thursday, February 23, 2006, at the Waldorf-Astoria, 301 Park Avenue, New York, New York 10022 at 9:00 a.m. This proxy statement contains information about the matters to be considered at the meeting or any adjournments or postponements of the meeting.

                                ABOUT THE MEETING

What is being considered at the meeting

        You will be voting on the following:

     --   election of three directors in Class III;
     --   ratification and approval of our 2006 Stock Option Plan; and
     --   ratification and approval of our 2006 Stock Plan.

     In addition, our management will report on our performance and respond to your questions.

Who is entitled to vote at the meeting?

     You may vote if you owned stock as of the close of business on January 10, 2006. Each share of stock is entitled to one vote.

How do I vote?

     You can vote in two ways:

     --   by attending the meeting; or
     --   by completing, signing and returning the enclosed proxy card.

Can I change my mind after I vote?

     Yes, you may change your mind at any time before the vote is taken at the meeting. You can do this by (1) signing another proxy with a later date and returning it to us prior to the meeting, or (2) filing with our corporate
Secretary a written notice revoking your proxy, or (3) voting again at the meeting.

What if I return my proxy card but do not include voting  instructions?

     Proxies that are signed and returned but do not include voting instructions will be voted FOR the election of the nominee directors, FOR the ratification and approval of our 2006 Stock Option Plan, and FOR the ratification and approval of our 2006 Stock Plan.

What does it mean if I receive more than one proxy card?

     It means that you have multiple accounts with brokers and/or our transfer agent. Please vote all of these shares. We recommend that you contact your broker and/or our transfer agent to consolidate as many accounts as possible under the same name and address. Our transfer agent is American Stock Transfer & Trust Company, (718) 921-8200.

Will my shares be voted if I do not provide my proxy?

     If you hold your shares directly in your own name, they will not be voted if you do not provide a proxy. Your shares may be voted under certain circumstances if they are held in the name of a brokerage firm. Brokerage firms generally have the authority to vote customers' unvoted shares on certain
"routine" matters, including the election of directors. When a brokerage firm votes its customer's unvoted shares, these shares are counted for purposes of establishing a quorum. At our meeting, these shares will be counted as voted by the brokerage firm in the election of directors, but will not be counted for all other matters to be voted on because these other matters are not considered "routine" under the applicable rules.

How many votes must be present to hold the meeting?

     Your shares are counted as present at the meeting if you attend the meeting and vote in person or if you properly return a proxy by mail. In order for us to conduct our meeting, a majority of our outstanding shares as of January 10, 2006, must be present at the meeting. This is referred to as a quorum. On January 10, 2006, there were 14,473,375 shares issued and outstanding and entitled to vote.

What vote is required to approve each item?

     Directors are elected by a plurality of the votes cast. Abstentions will have no effect on the voting outcome with respect to the election of directors. The affirmative vote of the holders of a majority of the shares present in person or by proxy and entitled to vote on the 2006 Stock Option Plan and 2006 Stock Plan will be required for approval. An abstention will be counted as a vote against these proposals and broker non-votes will have no effect on the votes.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth the beneficial ownership of shares of our common stock as of October 31, 2005 of (i) each person known by us to beneficially own 5% or more of the shares of outstanding common stock, based solely on filings with the Securities and Exchange Commission, (ii) each of our executive officers and directors, and (iii) all of our executive officers and directors as a group. Except as otherwise indicated, all shares are beneficially owned, and investment and voting power is held by the persons named as owners.

                                                  Common Stock                % of Outstanding
Name of Beneficial Owner                   Beneficially Owned (1) (2)             Shares
------------------------                   --------------------------      -----------------------
Lee N. Blatt (3)                               1,612,295                            10.2%
Myron Levy (4)                                 1,531,615                             9.9%
John M. Kelley                                   116,423                             *
William R. Wilson                                 45,000                             *
Thomas V. Gilboy (5)                              24,000                             *
Carlos C. Campbell                                25,000                             *
John A. Thonet (6)                               118,038                             *
Adm. Edward K. Walker, Jr. (Ret.)                 58,000                             *
Dr. Edward A. Bogucz                              25,075                             *
Adm. Robert M. Moore (Ret.)                       25,000                             *
Dimensional Fund Advisors, Inc. (7)            1,113,697                             7.7%
BlackRock Advisors, Inc. (8)                   1,071,600                             7.4%
Third Avenue Management, Inc. (9)                733,578                             5.1%
Directors and executive
  officers  as a group
  (10 persons)                                 3,580,946                            20.8%
_________

 *   Indicates ownership of less than one percent.

(1) No officer or director owns more than one percent of the outstanding shares of common stock unless otherwise indicated. Ownership represents sole voting and investment power.
(2) Includes beneficial ownership of the following number of shares that may be acquired within 60 days of October 31, 2005 pursuant to stock options awarded under our stock option plans:

        Lee N. Blatt            1,301,000  John A. Thonet             97,500
        Myron Levy              1,075,000  Adm. Edward K. Walker, Jr. 57,000
        John M. Kelley             99,000  Dr. Edward A. Bogucz       25,000
        William R. Wilson          45,000  Adm. Robert M. Moore       25,000
        Thomas V. Gilboy           23,000  Carlos C. Campbell         25,000
        Directors and executive
         officers as a group    2,772,500

(3) Does not include an aggregate of 431,773 shares owned by family members, including Hannah Thonet, Rebecca Thonet, Kathi Thonet, Randi Rossignol, Max Rossignol, Henry Rossignol, and Allyson Brenner, of which Mr. Blatt disclaims beneficial ownership.
(4) Does not include an aggregate of 20,000 shares owned by family members, including Samantha Roth, Zachary Roth, Ian Steren, and Jack Steren, of which Mr. Levy disclaims beneficial ownership.
(5) Mr. Gilboy resigned his position as Vice President, Treasurer and Chief Financial Officer in September 2005.
(6) Does not include 155,998 shares, owned by Mr. Thonet's children, Hannah and Rebecca Thonet, and 31,287 shares owned by his wife, Kathi Thonet. Mr. Thonet disclaims beneficial ownership of these shares.
(7)  Address is 1299 Ocean Avenue, Santa Monica, CA 90401.
(8)  Address is 40 East 52nd Street, New York, NY 10022.
(9)  Address is 622 Third Avenue, New Your, NY 10017

                                   PROPOSAL 1
                             ELECTION OF DIRECTORS

     Our certificate of incorporation and by-laws provide for a Board of Directors consisting of not less than three nor more than twelve directors. Our Board of Directors is divided into three classes, as nearly equal in number as possible, whose terms of office expire in successive years. Our Board of Directors consists of seven directors as set forth below:

               Class I                                 Class II                            Class III
               -------                                 --------                            ---------
         (To serve until the                      (To serve until the                 (To serve until the
           Annual Meeting of                       Annual Meeting of                     Annual Meeting of
          Stockholders in 2006)                  Stockholders in 2007)                Stockholders in 2005)
          --------------------                   --------------------                 -------------------
             Lee N. Blatt                             Myron Levy                           John A. Thonet
Adm. Edward K. Walker, Jr. (Ret.) (1)(2)(3)   Dr. Edward A. Bogucz (1)(3)           Carlos C. Campbell (2)(3)
                                                                                 Adm. Robert M. Moore (Ret.) (1)(2)

_______
(1) Member of Compensation and Audit Committees
(2) Member of Corporate Governance Committee
(3) Member of Nominating Committee

     John A. Thonet, Carlos C. Campbell and Adm. Robert M. Moore (Ret.), current directors in Class III, are to be elected to serve office until the 2008 Annual Meeting of Stockholders or until their successors are duly elected and qualified.

     Shares represented by executed proxies in the form enclosed will be voted, unless otherwise indicated, for the election as directors of the nominees in Class III (each of whom is now a director) unless any such nominee shall be unavailable, in which event such shares will be voted for a substitute nominee designated by the Board of Directors. The Board of Directors has no reason to believe that any of the nominees will be unavailable or, if elected, will decline to serve.

Principal Occupations of Directors

     The following is a brief account of the business experience for at least the past five years of our directors:

     Mr. Lee N. Blatt is a co-founder of Herley and has been our Chairman of the Board since its organization in 1965. Mr. Blatt holds a Bachelors Degree in Electrical Engineering from Syracuse University and a Masters Degree in Business Administration from City College of New York.

     Mr. Myron Levy has been a director since 1992, Vice Chairman of the Board since August 2003, and has been our Chief Executive Officer since August 2001. Prior thereto, Mr. Levy served as President since June 1993, as Executive Vice President and Treasurer since May 1991, and as Vice President for Business Operations and Treasurer since October 1988. For more than ten years prior to joining the Company, Mr. Levy, a certified public accountant, was employed in various executive capacities, including Vice-President, by Griffon Corporation. Mr. Levy also serves as a Director of NetWolves Corporation a NASDAQ listed company.

     Admiral Edward K. Walker, Jr. (Ret.) (72 years of age) has been a director since 1997. Since his retirement from the United States Navy in 1988, Admiral Walker has been the Director of Corporate Strategy for Resource Consultants, Inc., a privately held corporation supporting the Department of Defense, and other government agencies. Prior to his retirement from the United States Navy, Admiral Walker served for 34 years in various naval officer positions, including Commander of the Naval Supply Systems Command, and Chief of Supply Corps. Admiral Walker holds a Bachelors Degree from the United States Naval Academy and Masters Degree in Business Administration from The George Washington University.

     Dr. Edward A. Bogucz (49) has been a director since 2003. He is currently Executive Director of the New York Center of Excellence in Environmental Systems, a university-industry consortium that includes 12 universities and research institutions. Previously, Dr. Bogucz has served as Dean of Engineering and Computer Science at Syracuse University from 1995 through 2003. Dean Bogucz earned his bachelor's and doctoral degrees in mechanical engineering from Lehigh University and a master's degree from Imperial College, University of London. His teaching and research expertise includes fluid dynamics, energy systems, computational methods, and multidisciplinary analysis and design. As Dean, he led the strengthening of the College of Engineering and Computer Science in selected areas, including RF and microwave devices, information fusion, systems assurance, and environmental technologies.

     Adm. Robert M. Moore (Ret.) (66) has been a director since 2003. He is a consultant in business and financial management. He is a retired Rear Admiral, U.S. Navy. His 35-year career in the Navy culminated in his last assignment in charge of the Navy's worldwide supply system. He holds a bachelor's degree from the University of Texas and a Master in Business Administration degree from Harvard University.

     Mr. John A. Thonet (55) has been a director since 1991, Secretary since January 2003, and President of Thonet Associates, an environmental consulting firm specializing in land planning and zoning matters, for the past ten years. Mr. Thonet is the son-in-law of Mr. Blatt.

     Mr. Carlos C. Campbell (68) has been a director since January 2005. He operates a consulting business in Reston, Virginia and serves on the Board of Directors for Resource America, Inc, NetWolves Corporation, and Pico holdings, Inc., all NASDAQ listed companies. He is a veteran of nine years as a Naval Flight Officer and served in the Administration of President Reagan as the Assistant Secretary for Economic Development, U.S. Department of Commerce.

Directors' compensation

     Directors who are our employees receive no additional compensation for serving as Directors. Directors who are not our employees receive an annual fee of $15,000 and a fee of $1,500 for each interim board of directors meeting attended. The Corporate Governance Committee Chairman receives an annual fee of $7,500, and other members of the Corporate Governance Committee receive $5,000 annually. The Audit Committee Chairman receives an annual fee of $15,000, and other members of the Audit Committee receive $10,000 annually. The Compensation Committee Chairman receives an annual fee of $7,500, and other members of the Compensation Committee receive $5,000 annually. We also reimburse each Director for the reasonable expenses incurred in attending meetings of the Board of Directors and committee meetings.

     During the fiscal year ended July 31, 2005 there were:

     --   ten meetings of the Board of Directors
     --   seven meetings of the Audit Committee
     --   four meetings of the Compensation Committee
     --   one meeting of the Corporate Governance Committee

Audit Committee and Audit Committee Financial Expert

     The Board has a standing Audit Committee. The Board has affirmatively determined that each director who serves on the Audit Committee is independent, as the term is defined by applicable Nasdaq and Securities and Exchange Commission ("SEC") rules. The Audit Committee currently consists of Edward K. Walker (Chairman), Robert M. Moore, and Edward A. Bogucz. The members of the audit committee have substantial experience in assessing the performance of companies, gained as members of the Company's board of directors and audit committee, as well as by serving in various capacities in other companies or governmental agencies. As a result, they each have an understanding of financial statements. However, none of them keep current on all aspects of generally accepted accounting principles. Accordingly, the board of directors does not consider any of them to be a financial expert as that term is defined in applicable regulations. Nevertheless, the board of directors believes that they competently perform the functions required of them as members of the audit committee and, given their backgrounds, it would not be in the best interest of the Company to replace any of them with another person to qualify a member of the Audit Committee as a financial expert.

     The Audit Committee regularly meets with our independent registered public accounting firm outside the presence of management.

Compensation Committee

     Our Compensation Committee annually establishes, subject to the approval of the Board of Directors and any applicable employment agreements, the salaries which will be paid to our executive officers during the coming year, and administers our stock-based benefit plans. The Compensation Committee currently consists of Edward A. Bogucz, Chairman, Edward K. Walker and Robert M. Moore. Each member of the Compensation Committee is a director who is not employed by us or any of our affiliates, and is an independent director under NASDAQ listing standards.

Nominating Committee

     Our Nominating Committee currently consisting of Carlos C. Campbell, Chairman, Edward K. Walker, and Edward A. Bogucz, each of whom is an independent director. The committee identifies individuals qualified to become Board members, recommends to the Board nominees to fill vacancies in membership of the Board as they occur and, prior to each Annual Meeting of Stockholders, recommends a slate of nominees for election as Directors at such meeting.

Corporate Governance Committee

     Our Corporate Governance Committee, currently consisting of Robert M. Moore, Chairman, Edward K. Walker and Carlos C. Campbell, each of whom is an independent director, monitors developments in corporate governance principles and other corporate governance matters and makes recommendations to the Board of Directors regarding the adoption of additional corporate governance principles.

                                   MANAGEMENT

     Our officers are:

Name                    Age    Position held with Company
----                    ---    --------------------------
Lee N. Blatt            77     Chairman of the Board
Myron Levy              65     Vice Chairman of the Board and
                               Chief Executive Officer
John M. Kelley          52     President
William R. Wilson       57     Vice President and Chief Operating Officer
Anello C. Garefino      58     Vice President-Finance and Acting
                               Chief Financial Officer
John A. Thonet          55     Secretary and Director
Dr. Rozalie Schachter   57     Vice President
John Carroll            54     Vice President of Human Resources
Richard Poirier         40     Vice President

     Mr. John M. Kelley was appointed President in August 2003, and served as Executive Vice President since July 2002. Prior thereto, Mr. Kelley served as Senior Vice President since July 2000, and as Vice President/Director of Corporate Communications since March 2000. Mr. Kelley joined us in December 1998 as Director of Investor Relations. Prior to joining Herley, Mr. Kelley had fifteen years of banking experience, most recently serving as Vice President at First Capital Bank. Mr. Kelley earned his Bachelor of Science Degree in Business Administration from the University of Arizona, Tucson Arizona with Graduate Degree Studies at UCLA.

     Mr. William R. Wilson was appointed Vice President and Chief Operating Officer in August 2003 and served as Senior Vice President since January 2002. From 1991 until his employment with us, Mr. Wilson held several executive positions with the Litton Laser Systems, a division of Northrop Grumman including, Vice President of Technical Operations and Special Projects from 1998 until January 2002. Mr. Wilson holds a Bachelors Degree in Engineering from the University of Arkansas.

     Mr. Anello C. Garefino has been employed by us in various executive capacities for more than the past five years. Mr. Garefino, a certified public accountant, was appointed Vice President-Finance on September 13, 2004 and prior to that served as Vice President Finance, Treasurer and Chief Financial Officer since June 1993. From 1987 to January 1990, Mr. Garefino was Corporate Controller of Exide Corporation. Mr. Garefino earned his Bachelor of Science Degree in Accounting from Rider University in 1969.

     Dr. Rozalie Schachter was appointed Vice President and General Manager, Herley Farmingdale in September 2004, and prior to that served as Vice President of Business Development from August 2003, and as Vice President since May 2000. Dr. Schachter joined General Microwave in 1990 and was Vice President, Business Development when we acquired General Microwave in January 1999. Prior to joining General Microwave Dr. Schachter held positions as Technical Director and Group Leader at American Cyanamid Co. and Stauffer Chemical Co., respectively. Dr. Schachter received her Bachelor of Science Degree from Brooklyn College in 1968, a Masters Degree from Yeshiva University in 1970 and a PHD in Physics from New York University in 1979.

     John Carroll was appointed Vice President of Human Resources in August 2003 and joined Herley in 1999 as Director of Human Resources. For thirteen years before joining Herley, Mr. Carroll was Director of Human Resources at Kemps Foods, in Lancaster, PA. Mr. Carroll holds a BS in Business Administration from St. Joseph College, Rensselaer, IN and professional certifications through the Society for Human Resource Management and World At Work (formerly American Compensation Association).

     Mr. Richard Poirier was appointed Vice President in August 2003 and serves as General Manager of Herley New England. Mr. Poirier was appointed Sales Manager of Herley New England following the acquisition of Micro-Dynamics, Inc. ("MDI") by Herley in 1992. Prior to the acquisition, Mr. Poirier served as a Microwave Engineer since joining MDI in 1987. Mr. Poirier holds a Bachelor of Science Degree in Electrical Engineering from Marquette University.

Executive Compensation

     The following table sets forth the annual and long-term compensation with respect to our Chairman, Chief Executive Officer, and our other most highly compensated executive officers other than the Chief Executive Officer who were serving as executive officers at the end of the last completed fiscal year, and certain former executive officers as required under SEC rules (collectively, the "Named Executive Officers") for services rendered for the fiscal years ended July 31, 2005, August 1, 2004 and August 3, 2003.

                                       Summary Compensation Table

                      Annual Compensation (1)                Long-Term Compensation
Name and                                                           Securities
Principal             Fiscal                                       Underlying      All Other
Position               Year      Salary (2)          Bonus (3)     Options       Compensation
---------              ----      ----------          ---------     -------       ------------
Lee N. Blatt           2005      $ 824,830         $   650,131     200,000(4)       $6,150(5)
Chairman of            2004        787,950           1,207,680                       6,500
the Board              2003        782,835             898,000                       6,000

Myron Levy             2005      $ 660,363           $ 487,598     200,000(4)      $10,722(5)
Chief Executive        2004        630,851             987,010                      11,072
Officer                2003        624,048             673,000                       8,376

John M. Kelley         2005      $ 250,016         $       -        50,000(4)       $6,836(5)
President              2004        227,884              35,000                       6,741
                       2003        193,282              50,000                       6,828

William R. Wilson      2005      $ 240,011         $       -        25,000(4)       $7,698(5)
Chief Operating        2004        214,528              80,000                       8,048
Officer                2003        163,070              52,000                       1,853

Thomas V. Gilboy       2005      $ 179,242         $       -        23,000(4)       $5,444(5)
Chief Financial
Officer (6)

________

(1) Does not include Other Annual Compensation because amounts of certain perquisites and other non-cash benefits provided by us do not exceed the lesser of $50,000 or 10% of the total annual compensation disclosed in this table for the respective officer.
(2) Amounts set forth herein include cost of living adjustments for Messrs. Blatt and Levy under employment contracts.
(3) Represents for Messrs. Blatt and Levy incentive compensation under employment agreements. Bonuses for all other employees are discretionary bonuses.
(4) Consisting of the following options issued in May 2005 for the right to purchase our Common Stock at a price of $17.98: Lee N. Blatt - 200,000, Myron Levy - 200,000, John M. Kelley - 40,000, and William Wilson - 20,000; options issued in December 2004 for the right to purchase our Common Stock at a price of $19.83: John M. Kelley - 10,000, William R. Wilson - 5,000, and Thomas V. Gilboy - 3,000; and options issued in August 2004 for the right to purchase our Common Stock at a price of $18.39 to Thomas V. Gilboy
     - 20,000.
(5)  All Other Compensation  includes: (a) group term life insurance as follows:
     $4,572 for Mr. Levy, $828 for each of Messrs. Kelley and Gilboy, $1,548 for Mr. Wilson, and (b) contributions to our 401(k) Plan as a pre-tax salary deferral as follows: $6,150 for each of Messrs. Blatt, Levy, and Wilson, $6,008 for Mr. Kelley, and $4,616 for Mr. Gilboy.
(6) Mr. Gilboy was appointed Vice President and Chief Financial Officer in September 2004. Mr. Gilboy resigned his position in September 2005 and is currently a consultant.

Option Grants in Last Fiscal Year

     The following table sets forth certain information concerning the stock options granted to the named executive officers during fiscal 2005.

                           Individual Grants
                -----------------------------------
                Number of                                      Potential Realized Value at
               Securities   % of Total                           Assumed Annual Rates of
               Underlying Options Issued   Exercise             Stock Price Appreciation
                 Options  to Employees in   Price   Expiration         Option Term (3)
Name           Granted(1) Fiscal Year(2)    ($/Sh)     Date      0%        5%          10%
----           ---------- ---------------  -------- ----------   --        --          ---
Lee N. Blatt      200,000      20          $ 17.98   5/02/15   $ 0.00 $ 2,261,505  $ 5,731,098

Myron Levy        200,000      20          $ 17.98   5/02/15   $ 0.00 $ 2,261,505  $ 5,731,098

John M. Kelley     40,000       4          $ 17.98   5/02/10   $ 0.00   $ 198,702    $ 439,079
                   10,000       1          $ 19.83  12/23/09   $ 0.00   $  54,787    $ 121,064

William R. Wilson  20,000       2          $ 17.98   5/02/10   $ 0.00    $ 99,351    $ 219,539
                    5,000       -          $ 19.83  12/23/09   $ 0.00    $ 27,393    $  60,532

Thomas V. Gilboy    3,000       -          $ 19.83  12/23/09   $ 0.00   $  16,436    $  36,319
                   20,000       2          $ 18.39  11/30/09   $ 0.00   $ 107,361    $ 238,790

________________

(1) Options were issued in fiscal 2005 at 100% of the closing price of our common stock on dates of issue and vest as follows: Lee N. Blatt and Myron Levy- at date of grant, John M. Kelley, Thomas V. Gilboy, and William Wilson - one fifth of the options vest one year from date of grant and one fifth each year thereafter. The options issued to Messrs. Blatt and Levy are exercisable only in the event of a change in our control or upon retirement from full time employment.
(2) Total options issued in fiscal 2005 to employees were for 981,000 shares of common stock, and to outside directors were for 100,000 shares of common stock.
(3) The amounts under the columns labeled "5%" and "10%" are included by us pursuant to certain rules promulgated by the Commission and are not intended to forecast future appreciation, if any, in the price of the common stock. Such amounts are based on the assumption that the named persons hold the options for the full term of the options. The actual value of the options will vary in accordance with the market price of the common stock. The column headed "0%" is included to demonstrate that the options were issued with an exercise price greater than or equal to the trading price of the Common Stock so that the holders of the options will not recognize any gain without an increase in the stock price, which increase benefits all stockholders commensurately.

Aggregate Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

     The following table sets forth stock options exercised during fiscal 2005 and all unexercised stock options held by the named executive officers as of July 31, 2005.

                                                                                Value of Unexercised
                                                 Number of Unexercised              In the-Money
                   Shares                           Options at Fiscal            Options at Fiscal
                Acquired on         Value               Year-End                    Year-End (2)
Name             Exercise(#)    Realized($)(1)   ExercisableUnexercisable     Exercisable Unexercisable
----             ----------     -------------    -----------------------      ----------- -------------
Lee N. Blatt          -               -             1,301,000        -          $ 8,006,868       -
Myron Levy            -               -             1,075,000        -            5,644,998       -
John M. Kelley     12,000          $94,936             99,000        -              366,181       -
William R. Wilson     -               -                45,000        -               52,600       -
Thomas V. Gilboy      -               -                23,000        -               23,000       -
______________

(1) Values are calculated by subtracting the exercise price from the trading price of the common stock as of the exercise date.
(2) Based upon the closing price of the common stock of $19.54 on July 31, 2005.

Employment Agreements

     Lee N. Blatt entered into an employment agreement with us, dated as of July 29, 2002 which expires December 31, 2009, subject to extension for additional one-year periods annually each January 1 with a final expiration date of December 31, 2015 (as amended December 9, 2003). The agreement provides for an annual salary as of July 31, 2005 of $810,753 and provides for a semi-annual cost of living adjustment based on the consumer price index. The agreement also provides for incentive compensation at 4% in the aggregate of our pretax income. Incentive compensation earned for fiscal year ended July 31, 2005 was $650,131. At the end of the employment period, the agreement provides for a five-year consulting period at an annual compensation rate equivalent to one-half of Mr. Blatt's annual salary in effect at the end of the employment period, subject to annual cost of living adjustments.

     Myron Levy entered into an employment agreement with us, dated as of July 29, 2002 which expires December 31, 2009, subject to extension for additional one-year periods annually each January 1 with a final expiration date of December 31, 2015 (as amended December 9, 2003). The agreement provides for an annual salary as of July 31, 2005 of $613,975 and provides for a semi-annual cost of living adjustment based on the consumer price index. The agreement also provides for incentive compensation at 3% in the aggregate of our pretax income. Incentive compensation earned for fiscal year ended July 31, 2005 was $487,598. At the end of the employment period, the agreement provides for a ten-year consulting period at an annual compensation rate equivalent to one-half of Mr. Levy's annual salary in effect at the end of the employment period, subject to annual cost of living adjustments.

     The employment agreements with Messrs. Blatt and Levy provide for certain payments following death or disability, and also provide that, in the event there is a change in control of the Company, as defined, the executives have the option to terminate the agreements and receive a lump-sum payment equal to the sum of the salary payable for the remainder of the employment term, plus the annual bonuses (based on the average of the three highest annual bonuses awarded during the ten preceding years) for the remainder of the employment term. As of July 31, 2005, the amount payable in the event of such termination would be approximately $16,797,000.

     Messrs. Kelley and Wilson have each entered into a severance agreement with us which provides that in the event of a change in our control, as defined, prior to September 30, 2006, each is entitled to two years' base salary. The base salary of Messrs. Kelley and Wilson as of July 31, 2005 is $250,000 and $240,000, respectively.

     Five other officers have severance agreements providing for an aggregate lump sum payment of $1,590,000 through September 30, 2006 in the event of a change of control of the Company as defined in the agreements.

Indemnification Agreements

     We have entered into separate indemnification agreements with our officers and directors. We have agreed to provide indemnification with regard to certain legal proceedings so long as the indemnified officer or director has acted in good faith and in a manner he or she reasonably believed to be in, or not opposed to, our best interests and with respect to any criminal proceeding, had no reasonable cause to believe his or her conduct was unlawful. We only provided indemnification for expenses, judgments, fines and amounts paid in settlement actually incurred by the relevant officer or director, or on his or her behalf, arising out of proceedings brought against such officer or director by reason of his or her corporate status.

Certain Transactions

     In connection with the move of the Amityville facilities of GMC in September 1999, we entered into a 10-year lease agreement with a partnership owned by the children of certain of our executive officers. The lease provides for initial minimum annual rent of $312,390 subject to escalation of approximately 4% annually throughout the 10-year term. Additionally, in March 2000, we entered into another 10-year lease with the same partnership for additional space. The initial minimum annual rent of $92,000 is subject to escalation of approximately 4% annually.

Equity Compensation Plan Information

     The following table sets forth the indicated information as of July 31, 2005 with respect to our equity compensation plans:

                                                                             (c)
                                                                    Number of securities
                           (a)                                       Remaining available
                  Number of securities               (b)             for future issuance
                    to be issued upon         Weighted-average          under equity
                       exercise of            exercise price of      compensation plans
                  outstanding options,      outstanding options,    (excluding securities
Plan category      warrants and rights       warrants and rights  reflected in column (a))
-------------      -------------------       -------------------  ------------------------
Equity compensation
Plans approved by
security holders        2,735,023                  13.03                   12,958

Equity compensation
plans not approved
by security holders     1,000,507                  18.19                    8,500

Total                   3,735,530                  14.41                   21,458

     The following information is provided about our current stock option plans:

     1996 Stock Option Plan. The 1996 Stock Option Plan covers 1,000,000 shares of common stock. Options granted under the plan may be incentive stock options qualified under Section 422 of the Internal Revenue Code of 1986, as amended, or non-qualified stock options. Under the terms of the plan, the exercise price of options granted under the plan will be the fair market value at the date of grant. Prices for incentive stock options granted to employees who own 10% or more of our stock are at least 110% of market value at the date of grant. The nature and terms of the options to be granted are determined at the time of grant by the compensation committee or the board of directors. If not specified, 100% of the shares can be exercised one year after the date of grant. The options expire not later than ten years from the date of grant. No options were granted under this plan during the fiscal year ended July 31, 2005. At July 31, 2005, non-qualified options to purchase 9,007 shares of common stock were outstanding under this plan.


     1997 Stock Option Plan. The 1997 Stock Option Plan covers 2,500,000 shares of common stock. Options granted under the plan may be incentive stock options qualified under Section 422 of the Internal Revenue Code of 1986, as amended, or non-qualified stock options. Under the terms of the plan, the exercise price of options granted under the plan will be the fair market value at the date of grant. Prices for incentive stock options granted to employees who own 10% or more of our stock are at least 110% of market value at the date of grant. The nature and terms of the options to be granted are determined at the time of grant by the compensation committee or the board of directors. If not specified, 100% of the shares can be exercised one year after the date of grant. The options expire not later than ten years from the date of grant, subject to certain restrictions. Non-qualified stock options for 5,000 shares were granted under this plan during the fiscal year ended July 31, 2005. At July 31, 2005, options to purchase 180,481 shares of common stock were outstanding under this plan.

     1998 Stock Option Plan. The 1998 Stock Option Plan covers 2,250,000 shares of common stock. Options granted under the plan may be incentive stock options qualified under Section 422 of the Internal Revenue Code of 1986, as amended, or non-qualified stock options. Under the terms of the plan, the exercise price of options granted under the plan will be the fair market value at the date of grant. Prices for incentive stock options granted to employees who own 10% or more of our stock are at least 110% of market value at the date of grant. The nature and terms of the options to be granted are determined at the time of grant by the compensation committee or the board of directors. If not specified, 100% of the shares can be exercised one year after the date of grant. The options expire not later than ten years from the date of grant, subject to certain restrictions. Non-qualified stock options for 29,500 shares were granted under this plan during the fiscal year ended July 31, 2005. At July 31, 2005, options to purchase 1,213,692 shares of common stock were outstanding under this plan.

     2000 Stock Option Plan. The 2000 Stock Option Plan covers 1,500,000 shares of common stock. Options granted under the plan are non-qualified stock options. Under the terms of the plan, the exercise price of options granted under the plan will be the fair market value at the date of grant. The nature and terms of the options to be granted are determined at the time of grant by the compensation committee or the board of directors. If not specified, 100% of the shares can be exercised one year after the date of grant. The options expire not later than ten years from the date of grant, subject to certain restrictions. Options for 53,000 shares were granted under this plan during the fiscal year ended July 31, 2005. At July 31, 2005, options to purchase 1,340,850 shares of common stock were outstanding under this plan.

     2003 Stock Option Plan. The 2003 Stock Option Plan covers 1,000,000 shares of common stock. Options granted under the plan are non-qualified stock options. Under the terms of the plan, the exercise price of options granted under the plan will be the fair market value at the date of grant. The nature and terms of the options to be granted are determined at the time of grant by the compensation committee or the board of directors. If not specified, 100% of the shares can be exercised one year after the date of grant. The options expire not later than ten years from the date of grant, subject to certain restrictions. Options for 993,500 shares were granted under this plan during the fiscal year ended July 31, 2005. At July 31, 2005, options to purchase 991,500 shares of common stock were outstanding under this plan.

Employee Savings Plan

     We maintain an Employee  Savings Plan that qualifies as a thrift plan under
Section 401(k) of the Internal Revenue Code. This plan allows employees to contribute between 2% and 15% of their salaries to the plan. At our discretion, we can contribute 100% of the first 2% of the employees' salary so contributed and 25% of the next 4% of salary. Additional contributions can be made by us, depending on profits. The aggregate benefit payable to an employee depends upon the employee's rate of contribution, the earnings of the fund, and the length of time such employee continues as a participant. We recognized expenses of approximately $861,000, $618,000, and $513,000 in fiscal years 2005, 2004 and
2003, respectively. For the year ended July 31, 2005, $6,150 was contributed by us to this plan for each of Messrs. Blatt, Levy and Wilson, and $6,008 for Mr. Kelley. A total of $49,743 was contributed for all officers and directors as a group.

Board of Directors Interlocks and Insider Participation

     In fiscal 2005,  our  Compensation  Committee  consisted  of Dr.  Edward A.
Bogucz, and Messrs. Edward K. Walker, Jr., and Robert M. Moore. None of these persons were our officers or employees during fiscal 2005 nor had any relationship requiring disclosure in this Annual Report.

     In accordance with rules promulgated by the Securities and Exchange Commission, the information included under the captions "Compensation Committee Report on Executive Compensation", "Audit Committee Report" and "Common Stock Performance" will not be deemed to be filed or to be proxy soliciting material or incorporated by reference in any prior or future filings by us under the Securities Act of 1933 or the Securities Exchange Act.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The compensation of our executive officers is generally determined by the Compensation Committee of the Board of Directors, subject to applicable employment agreements and incentive plans. Each member of the Compensation Committee is a director who is not employed by us or any of our affiliates. The following report with respect to certain compensation paid or awarded to our executive officers during fiscal 2005 is furnished by the directors who comprised the Compensation Committee during fiscal 2005.

Executive Compensation Objectives

     Our compensation programs are intended to enable us to attract, motivate, reward and retain the management talent required to achieve corporate objectives, and thereby increase stockholder value. It is our policy to provide incentives to its senior management on a cost-effective and tax efficient basis to achieve both short-term and long-term objectives and to reward exceptional performance and contributions to the development of our businesses. To attain these objectives, our executive compensation program includes a competitive base salary, cash incentive bonuses and stock-based compensation. See "Management -- Employment Agreements."

     Stock options are granted to employees, including our executive officers, by the Compensation Committee under our stock option plans. The Committee believes that stock options provide an incentive that focuses the executive's attention on managing our company from the perspective of an owner with an equity stake in the business. Options are awarded with an exercise price equal to at least the market value of common stock on the date of grant and have a maximum term of ten years. Among our executive officers, the number of shares subject to options granted to each individual generally depends upon the level of that officer's responsibility. The largest grants are awarded to the most senior officers who, in the view of the Compensation Committee, have the greatest potential impact on our profitability and growth. Previous grants of stock options are reviewed but are not considered the most important factor in determining the size of any executive's stock option award in a particular year.

     From time to time, the Compensation Committee utilizes the services of independent consultants to perform analyses and to make recommendations to the Committee relative to executive compensation matters. No compensation consultant is paid on a retainer basis.

Determining Executive Officer Compensation

     The Compensation Committee annually establishes, subject to the approval of the Board of Directors and any applicable employment agreements, the salaries which will be paid to our executive officers during the coming year. In setting salaries, the Compensation Committee takes into account several factors, including competitive compensation data, the extent to which an individual may participate in the stock plans maintained by us, and qualitative factors bearing on an individual's experience, responsibilities, management and leadership abilities, and job performance.

     For fiscal 2005, pursuant to the terms of his employment agreement with us, Mr. Myron Levy, our Chief Executive Officer, received a base salary, an incentive bonus based on our Consolidated Pretax Earnings (see "Management -- Employment Agreements"), and a discretionary bonus. Messrs. John M. Kelley, President, and William R. Wilson, Chief Operating Officer, each received a base salary. The Compensation Committee determined that the base salaries and bonuses were appropriate given our financial performance, and the contributions made by these persons to such performance, and the compensation levels of executives at companies competitive with us.

Compensation of Chairman

     For fiscal 2005, pursuant to the terms of his employment agreement with us, Mr. Lee N. Blatt, our Chairman, received a base salary, an incentive bonus based on our Consolidated Pretax Earnings (see "Management -- Employment Agreements"), and a discretionary bonus.

Tax Considerations

     As noted above, one of our objectives is to maintain cost-effective and tax efficient executive compensation programs. Section 162(m) of the Internal Revenue Code of 1986, as amended, limits the tax deduction to $1 million for compensation paid to any one of the named executive officers identified in this proxy statement unless certain requirements are met. One of the requirements is that compensation over $1 million must be approved by stockholders. Our stock option plans which have been approved by stockholders are designed to meet these requirements. The Committee's policy is to preserve corporate tax deductions attributable to the compensation of executives while maintaining the flexibility to approve, when appropriate, compensation arrangements which it deems to be in the best interests of our company and our stockholders, but which may not always qualify for full tax deductibility.

        The Compensation Committee:             Edward A. Bogucz (Chairman)
                                                Edward K. Walker
                                                Robert M. Moore


                             AUDIT COMMITTEE REPORT

     This is a report of the Audit Committee of our Board of Directors. This report shall not be deemed incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934 and shall not otherwise be deemed to be filed under either such Act.

     In fiscal 2005, our Audit Committee consisted of Edward K. Walker - Chairman, Robert M. Moore and Edward A. Bogucz. The current members of the Audit Committee satisfy the independence requirements and other established criteria by the Nasdaq Stock Market, Inc. and the Securities and Exchange Commission. We intend to comply with future audit committee requirements as they become applicable to us.

     As required by its written charter, which sets forth its responsibilities and duties, the Audit Committee has reviewed and discussed with our independent registered public accounting firm, the matters required to be discussed by Statement on Auditing Standards No. 61, Communications with Audit Committees, as amended.

     The Audit Committee has also received and reviewed the written disclosures and the letter from the independent registered public accounting firm, BDO Seidman, LLP, required by Independence Standard No. 1, Independence Discussions with Audit Committees, as amended, by the Independence Standards Board, and has discussed with the independent registered public accounting firm their independence. Based on these reviews and discussions, the Audit Committee recommended to the Board of Directors that the financial statements for the fiscal year ended July 31, 2005 be included in our Annual Report on Form 10-K for filing with the Securities and Exchange Commission.

     The Audit Committee has also reviewed and discussed the fees paid to BDO Seidman, LLP during the last fiscal year for audit and non-audit services, which are set forth under "Audit Fees" and has considered whether the provision of the non-audit services is compatible with the firm's independence and has concluded that it is.

        The Audit Committee:               Edward K. Walker (Chairman)
                                           Robert M. Moore
                                           Edward A. Bogucz

Audit Committee Financial Expert

     The members of the audit committee have substantial experience in assessing the performance of companies, gained as members of the Company's board of directors and audit committee, as well as by serving in various capacities in other companies or governmental agencies. As a result, they each have an understanding of financial statements. However, none of them keep current on all aspects of generally accepted accounting principles. Accordingly, the board of directors does not consider any of them to be a financial expert as that term is defined in applicable regulations. Nevertheless, the board of directors believes that they competently perform the functions required of them as members of the audit committee and, given their backgrounds, it would not be in the best interest of the Company to replace any of them with another person to qualify a member of the audit committee as a financial expert.

Audit Fees

     For fiscal 2005, BDO Seidman, LLP's audit fees and quarterly review fees were approximately $229,000, including audits of other entities within the consolidated group for statutory filing purposes; approximately $27,000 for tax related services; and $70,000 for Sarbanes-Oxley 404 related services. Other fees paid in fiscal 2005 include $10,000 for the audit of our employee benefit plan. BDO Seidman, LLP did not render any services related to financial information systems design and implementation during fiscal 2005.

          COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT

     Section 16(a) of the Securities Exchange Act of 1934 requires directors, executive officers and persons who beneficially own more than 10% of our common stock (collectively, "Reporting Persons") to file initial reports of ownership and reports of changes in ownership of our common stock with the Securities and Exchange Commission. Reporting Persons are required by SEC regulations to furnish us with copies of all Section 16(a) reports they file. To our knowledge, based solely on our review of the copies of such reports received or written representations from certain Reporting Persons that no other reports were required, we believe that during fiscal 2005, all Reporting Persons timely complied with all applicable filing requirements.


                                   PROPOSAL 2
                     ADOPTION OF THE HERLEY INDUSTRIES, INC.
                             2006 STOCK OPTION PLAN

Introduction

     At the meeting, you will be asked to adopt the Herley Industries, Inc. 2006 Stock Option Plan (the "2006 Plan"). The board adopted the 2006 Plan in January 2006, subject to stockholder approval.

     We believe that our long-term success depends upon our ability to attract and retain qualified employees and to motivate their best efforts on our behalf. Our directors and officers are not eligible to participate in the 2006 Plan. We believe that the 2006 Plan will be an important part of our compensation of employees particularly since as of January 10, 2006, there are no shares available for grant under our other existing stock plans.

     The 2006 Plan is set forth as Exhibit A to this proxy statement. The principal features of the 2006 Plan are summarized below, but the summary is qualified in its entirety by the full text of the 2006 Plan.

Stock Subject to the Plan

     The stock to be offered under the 2006 Plan consists of shares of our common stock, whether authorized but unissued or reacquired. Up to 500,000 shares of common stock may be issuable upon the exercise of all stock options under the 2006 Plan. The number of shares issuable is also subject to adjustments upon the occurrence of certain events, including stock dividends, stock splits, mergers, consolidations, reorganizations, recapitalizations, or other capital adjustments.

Administration of the Plan

     The 2006 Plan is to be administered by our board of directors or by a compensation committee or a stock option committee consisting of no fewer than two "non-employee directors," as defined in the Securities Exchange Act of 1934. We expect that our compensation committee will administer the 2006 Plan.

     Subject to the terms of the 2006 Plan, the board or the committee may determine and designate the employees (except for officers and directors) who are to be granted stock options under the 2006 Plan, the number of shares to be subject to options and the nature and terms of the options to be granted. The board or the committee also has authority to interpret the 2006 Plan and to prescribe, amend and rescind the rules and regulations relating to the 2006 Plan. The board or committee may amend or modify any outstanding stock option in any manner not inconsistent with the terms of the Plan.

Grant of Options

     Our employees as well as those of our subsidiaries or affiliates, are eligible to participate in the 2006 Plan. No officers or directors of our company will be eligible.

     The options granted under the 2006 Plan are non-qualified stock options. The exercise price for the options will be not less than the market value of our common stock on the date of grant of the stock option. The committee must adjust the option price, as well as the number of shares subject to option, in the event of stock splits, stock dividends, recapitalization and certain other events involving a change in our capital.

Exercise of Stock Options

     Stock options granted under the 2006 Plan shall expire not later than ten years from the date of grant.

     Stock options granted under the 2006 Plan may become exercisable in one or more installments in the manner and at the time or times specified by the committee. Unless otherwise provided by the committee, and except in the manner described below upon the death or total disability of the optionee, a stock option may be exercised only in installments as follows: up to one-third of the subject shares on and after the first anniversary of the date of grant, two-thirds on or after the second anniversary of the date of grant, and up to all of the subject shares on and after the third anniversary of the date of the grant of such option, but in no event later than the expiration of the term of the option.

     Upon the exercise of a stock option, optionees may pay the exercise price in cash, by certified or bank cashiers check or, at our option, in shares of common stock valued at its fair market value on the date of exercise, or a combination of cash and stock. Withholding and other employment taxes applicable to the exercise of an option shall be paid by the optionee at such time as the board or the committee determines that the optionee has recognized gross income under the Internal Revenue Code of 1986, as amended, resulting from such exercise. These taxes may, at our option, be paid in shares of common stock.

     A stock option is exercisable during the optionee's lifetime only by him or his permitted transferee and cannot be exercised by him or his permitted transferee unless, at all times since the date of grant and at the time of exercise, he is employed by us, any parent corporation or any of our subsidiaries or affiliates, except that, upon termination of his employment (other than (1) by death, (2) by total disability followed by death in the circumstances provided below or (3) by total disability), an option may be exercised for a period of three months after this termination but only to the extent such option is exercisable on the date of such termination. In the discretion of the committee, options may be transferred to (1) members of the optionee's family, (2) a trust, (3) a family limited partnership or (4) an estate planning vehicle primarily for the optionee's family.

     Upon termination of all employment by total disability, the optionee or his permitted transferee may exercise such options at any time within three years after his termination, but only to the extent such option is exercisable on the date of such termination.

     In the event of the death of an optionee (1) while our employee, or an employee of any parent corporation or any subsidiary or affiliate, (2) within three months after termination of all employment or provision of services (other than for total disability) or (3) within three years after termination on account of total disability of all employment with us, any parent corporation or any subsidiary or affiliate, the optionee's estate or any person who acquires the right to exercise such option by bequest or inheritance or by reason of the death of the optionee may exercise the optionee's option at any time within the period of three years from the date of death. In the case of clauses (1) and (3) above, the option shall be exercisable in full for all the remaining shares covered by it, but in the case of clause (2) the option shall be exercisable only to the extent it was exercisable on the date of such termination of employment.

Federal Income Tax Consequences

     The following is a brief summary of the principal federal income tax consequences under current federal income tax laws relating to the options. This summary is not intended to be exhaustive. Among other things, it does not describe state, local or foreign income tax consequences.

     We understand that under present federal tax laws, the grant of stock options creates no tax consequences for an optionee or for us. Upon exercising a non-qualified stock option, the optionee must generally recognize ordinary income equal to the "spread" between the exercise price and the fair market value of the common stock on the date of exercise. The fair market value of the shares on the date of exercise will constitute the tax basis for the shares for computing gain or loss on their subsequent sale.

     Compensation that is subject to a substantial risk of forfeiture generally is not included in income until the risk of forfeiture lapses. Under current law, optionees who are either directors, officers, or more than 10% stockholders are subject to the "short-wing" insider trading restrictions of Section 16(b) of the Exchange Act of 1934. The Section 16(b) restriction is considered a substantial risk of forfeiture for tax purposes. Consequently, the time of recognition of compensation income and its amount will be determined when the restriction ceases to apply. The Section 16(b) restriction lapses six months after the date of exercise.

     Nevertheless, an optionee who is subject to the Section 16(b) restriction is entitled to elect to recognize income on the date of exercise of the option. The election must be made within 30 days of the date of exercise. If the election is made, the results are the same as if the optionee were not subject to the Section 16(b) restriction.

     If permitted by our board of directors and if the optionee pays the exercise price of an option in whole or in part with previously-owned shares of common stock, the optionee's tax basis and holding period for the newly-acquainted shares is determined as follows: As to a number of newly-acquired shares equal to the number of previously-owned shares used by the optionee to pay the exercise price, the optionee's tax basis and holding period for the previously-owned shares will carry over to the newly- acquired shares on a share-for-share basis, thereby deferring any gain inherent in the previously-owned shares. As to each remaining newly acquired share, the optionee's tax basis will equal the fair market value of the share on the date of exercise and the optionee's holding period will begin on the day after the exercise date. The optionee's compensation income and our deduction will not be affected by whether the exercise price is paid in cash or in shares of common stock.

     We will generally be entitled to a deduction for federal income tax purposes at the same time and in the same amount as an optionee is required to recognize ordinary compensation income. We will be required to comply with applicable federal income tax withholding and information reporting requirements with respect to the amount of ordinary compensation income recognized by the optionee. If our board of directors permits shares of common stock to be used to satisfy tax withholding, such shares will be valued at their fair market value on the date of exercise.

     When a sale of the acquired shares occurs, an optionee will recognize capital gain or loss equal to the difference between the sales proceeds and the tax basis of the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets. The capital gain or loss will receive long-term capital gain or loss treatment if the shares have been held for more than 12 months. There will be no tax consequences to us in connection with a sale of shares acquired under an option.

Recommendation of the Board

     Our board of directors believes that it is in our best long-term interests to have available for issuance under a stock option plan a sufficient number of shares to attract, retain and motivate our employees by tying their interests to our stockholders' interests.

     The affirmative vote of a majority of the votes in person or by proxy at the special meeting is required for approval by stockholders of the 2006 Plan. An abstention will be counted as a vote against this proposal and broker non-votes will have no effect on the vote.

     Our board of directors recommends a vote FOR approval of the 2006 Plan.


                                   PROPOSAL 3
                     ADOPTION OF THE HERLEY INDUSTRIES, INC.
                                 2006 STOCK PLAN

Introduction

     At the meeting, you will be asked to adopt the Herley Industries, Inc. 2006 Stock Plan (the "2006 Stock Plan"). The board adopted the 2006 Stock Plan in January 2006, subject to stockholder approval, covering 1,000,000 shares.

     We believe that our long-term success depends upon our ability to attract and retain qualified officers, employees and consultants and to motivate their best efforts on our behalf. With the exception of our Chairman, Chief Executive Officer, and our directors, all of whom will be ineligible to participate, our officers, employees and consultants, as well as those of our subsidiaries or affiliates, are eligible to participate in the 2006 Stock Plan. We believe that the 2006 Stock Plan will be an important part of our compensation of officers, employees and consultants.

     The 2006 Stock Plan is set forth as Exhibit B to this proxy statement. The principal features of the 2006 Stock Plan are summarized below, but the summary is qualified in its entirety by the full text of the 2006 Stock Plan.

Stock Subject to the 2006 Stock Plan

     The stock to be offered under the 2006 Stock Plan consists of shares of our common stock, whether authorized but unissued or reacquired. The 2006 Stock Plan is divided into two separate equity programs: an option grant program and a stock issuance program. Options granted under the 2006 Stock Plan shall be non-qualified or incentive stock options and the exercise price is the fair market value of the common stock on the date of grant except that for incentive stock options it shall be 110% of the fair market value if the participant owns 10% or more of our common stock. Under the stock issuance program, the purchase price per share shall be fixed by the board of directors or committee but cannot be less than the fair market value of the common stock on the issuance date. Shares of common stock may be issued for past services rendered to us and all shares of common stock issued thereunder shall vest upon issuance unless otherwise directed by the board or committee. The number of shares issuable is also subject to adjustments upon the occurrence of certain events, including stock dividends, stock splits, mergers, consolidations, reorganizations, recapitalizations, or other capital adjustments.

Administration of the 2006 Stock Plan

     The 2006 Stock Plan is to be administered by our board of directors, the compensation committee or a stock option committee consisting of no fewer than two "non-employee directors," as defined in the Securities Exchange Act of 1934. We expect that our compensation committee will administer the 2006 Stock Plan.

     Subject to the terms of the 2006 Stock Plan, the board or the committee may determine and designate the individuals who are to be granted stock options or qualify to receive shares of common stock under the 2006 Stock Plan, the number of shares to be subject to options or to be purchased and the nature and terms of the options to be granted. The board or the committee also has authority to interpret the 2006 Stock Plan and to prescribe, amend and rescind the rules and regulations relating to the 2006 Stock Plan. The committee may amend or modify any grant in any manner not inconsistent with the terms of the 2006 Stock Plan.

 Grant of Options

     Except for our Chairman, Chief Executive Officer, and directors, all of whom will be ineligible to participate, our officers, employees and consultants, as well as those of our subsidiaries or affiliates, are eligible to participate in the 2006 Stock Plan.

     The options granted under the 2006 Stock Plan shall be non-qualified or incentive stock options. The exercise price for the options will be not less than the fair market value of our common stock on the date of grant of the stock option. The committee must adjust the option price, as well as the number of shares subject to option, in the event of stock splits, stock dividends, recapitalization and certain other events involving a change in our capital.

Exercise of Stock Options

     Stock options granted under the 2006 Stock Plan shall expire not later than five years from the date of grant.

     Stock options granted under the 2006 Stock Plan may become exercisable in one or more installments in the manner and at the time or times specified by the committee.

     Upon the exercise of a stock option, optionees may pay the exercise price in cash, by certified or bank cashiers check or, at our option, in shares of common stock valued at its fair market value on the date of exercise, or a combination of cash and stock. Withholding and other employment taxes applicable to the exercise of an option shall be paid by the optionee at such time as the board or the committee determines that the optionee has recognized gross income under the Internal Revenue Code of 1986, as amended, resulting from such exercise. These taxes may, at our option, be paid in shares of common stock.

     A stock option is exercisable during the optionee's lifetime only by him or his permitted transferee and cannot be exercised by him or his permitted transferee unless, at all times since the date of grant and at the time of exercise, he is employed by us, any parent corporation or any of our subsidiaries or affiliates, except that, upon termination of his employment (other than (1) by death, (2) by total disability followed by death in the circumstances provided below or (3) by total disability), an option may be exercised for a period of three months after this termination but only to the extent such option is exercisable on the date of such termination. In the discretion of the committee, options may be transferred to (1) members of the optionee's family, (2) a trust, (3) a family limited partnership or (4) an estate planning vehicle primarily for the optionee's family.

     Upon termination of all employment by total disability, the optionee or his permitted transferee may exercise such options at any time within twelve months after his termination, but only to the extent such option is exercisable on the date of such termination.

     In the event of the death of an optionee (1) while our employee, or an employee of any parent corporation or any subsidiary or affiliate, (2) within three months after termination of all employment or provision of services (other than for total disability) or (3) within twelve months after termination on account of total disability of all employment with us, any parent corporation or any subsidiary or affiliate, the optionee's estate or any person who acquires the right to exercise such option by bequest or inheritance or by reason of the death of the optionee may exercise the optionee's option at any time within the period of three years from the date of death. In the case of clauses (1) and (3) above, the option shall be exercisable in full for all the remaining shares covered by it, but in the case of clause (2) the option shall be exercisable only to the extent it was exercisable on the date of such termination of employment.

Stock Issuance Program

     Shares of common stock may, upon request by a participant, be issued at the discretion of the board or committee under the stock issuance program through direct and immediate issuances. Each such stock issuance shall comply with the terms specified below.

          Purchase Price
          --------------

          a. The purchase price per share shall be fixed by the board of directors or committee but shall not be less than the fair market value per share of common stock on the issue date.

          b. Shares of common stock may be issued for past services rendered to us (or any parent or subsidiary) as the board or committee may deem appropriate in each individual instance.


          Vesting Provisions
          ------------------

          a. Shares of common stock issued under the stock issuance program shall vest at the discretion of the board or committee.

          b. The participant shall have full stockholder rights with respect to any shares of common stock issued to the participant under the stock issuance program. Accordingly, the participant shall have the right to vote such shares and to receive any regular cash dividends paid on such shares.

Change in Control

     All unvested options shall automatically vest in full if and when either of the following stockholder approved transactions to which the company is a party are consummated: (i) a merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the company's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction, or (ii) the sale, transfer or other disposition of all or substantially all of the company's assets in complete liquidation or dissolution of the company. However, the shares subject to an outstanding option shall not vest on such an accelerated basis if and to the extent: (i) such option is assumed by the successor company (or parent thereof) in the corporate transaction or (ii) such option is to be replaced with a cash incentive program of the successor company which preserves the spread existing on the unvested option shares at the time of the corporate transaction and provides for subsequent payout in accordance with the same vesting schedule applicable to those unvested option shares or (iii) the acceleration of such option is subject to other limitations imposed by the board or committee at the time of the option grant.

 U.S. Federal Tax Matters

     Restricted Stock. Employees generally recognize as taxable income the fair market value of restricted stock on the date the restricted period ends. We are entitled to a corresponding tax deduction at the same time.

     Stock Options. Stock options may be granted in the form of incentive stock options or non- qualified stock options. Incentive stock options are eligible for favorable tax treatment under the U.S. Internal Revenue Code (the "Code"). To meet the Code requirements, the maximum value of incentive stock options that first become exercisable in any one year is limited to $100,000. Under the Code, persons do not realize compensation income upon the grant of a stock option (whether an incentive stock option or non-qualified stock option). At the time of exercise of a non-qualified stock option, the holder will realize compensation income in the amount of the spread between the exercise price of the option and the fair market value of our stock on the date of exercise. At the time of exercise of an incentive stock option, no compensation income is realized other than "tax preference income" for purposes of the alternative minimum tax. If the shares acquired on exercise of an incentive stock option are held for at least two years after grant of the option and one year after exercise, the excess of the amount realized on sale over the exercise price will be taxed as capital gains. If the shares acquired on exercise of the incentive stock option are disposed of within less than two years after grant or one year of exercise, the holder will realized compensation income equal to the excess of the fair market value of shares on the date of exercise over the option price. Additional amounts realized will be taxed as capital gains. We will generally be entitled to a deduction under the Code at the time equal to the amount of compensation income realized by the holder of an option.

Recommendation of the Board

     Our board of directors believes that it is in our best long-term interests to have available for issuance under a stock option plan a sufficient number of shares to attract, retain and motivate our highly qualified officers, employees, directors and consultants by tying their interests to our stockholders' interests.

     The affirmative vote of a majority of the votes in person or by proxy at the Annual Meeting is required for approval by stockholders of the 2006 Stock Plan. An abstention will be counted as a vote against this proposal and broker non-votes will have no effect on the vote.

     We recommend a vote FOR approval of the 2006 Stock Plan.

                          CODE OF ETHICS -- DISCLOSURE

     We have adopted a Corporate Code of Business Ethics (the "Code") that applies to all employees, including our principal executive officer, principal financial officer, and directors of the Company. The Code is broad in scope and is intended to foster honest and ethical conduct, including accurate financial reporting, compliance with laws and the like. If any substantive amendments are make to the Code or if there is any grant of waiver, including any implicit waiver, from a provision of the Code to our Chief Executive Officer or Chief Financial Officer, we will disclose the nature of such amendment or waiver in a report on Form 8-K.

                             DIRECTORS' NOMINATIONS

     Any stockholder who wants to nominate a candidate for election to the Board must deliver timely notice to our Secretary at our principal executive offices. In order to be timely, the notice must be delivered

     -- in the case of an annual meeting, not less than 90 days nor more than 120 days prior to the anniversary date of the immediately preceding annual meeting of stockholders, although if the annual meeting is called for a date that is not within 30 days of the anniversary date of the prior year's annual meeting, the notice must be received not later than the close of business on the 10th day following the first to occur of the day on which notice of the date of the annual meeting was mailed or such disclosure of the date of the annual meeting was made; and

     -- in the case of a special meeting of stockholders called for the purpose of electing directors, not later than the close of business on the 10th day following the first to occur of the day on which notice of the date of the special meeting was mailed or such disclosure of the date of the special meeting was made.

     The stockholder's notice to the Secretary must set forth (1) as to each person whom the stockholder proposes to nominate for election as a director (a) his name, age, business address and residence address, (b) his principal occupation and employment, (c) the class and series and number of shares of each class and series of capital stock of Herley which are owned beneficially or of record by him and (d) any other information relating to the nominee that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitation of proxies for election of directors pursuant to Section 14 of the Exchange Act, and the rules and regulations promulgated thereunder; and (2) as to the stockholder giving the notice (a) his name and record address, (b) the class and series and number of shares of each class and series of capital stock of the corporation which are owned beneficially or of record by him, (c) a description of all arrangements or understandings between the stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by the stockholder, (d) a representation by him that he is a holder of record of stock of Herley entitled to vote at such meeting and that he intends to appear in person or by proxy at the meeting to nominate the person or persons named in his notice and (e) any other information relating to the stockholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder. The notice delivered by a stockholder must be accompanied by a written consent of each proposed nominee to being named as a nominee and to serve as a director if elected. The stockholder must be a stockholder of record on the date on which he gives the notice described above and on the record date for the determination of stockholders entitled to vote at the meeting.

                            COMMON STOCK PERFORMANCE

     The following graph sets forth the cumulative total stockholder return to our stockholders during the five year period ended July 31, 2005 as well as an overall stock market index (NASDAQ Stock Market-US) and the Company's peer group index (S&P Aerospace/Defense):

                                           Cumulative Total Return
                               -----------------------------------------------
                                7/00     7/01    7/02    7/03    7/04    7/05
                               -----------------------------------------------
HERLEY INDUSTRIES, INC.        100.00   93.39   170.83  154.67  156.67  162.83
NASDAQ STOCK MARKET            100.00   56.60    37.29   39.05   44.24   48.31
(U.S.)
S & P AEROSPACE &              100.00  122.81   120.49  110.80  141.24  166.26
DEFENSE

                           MISCELLANEOUS INFORMATION

     As of the date of this Proxy Statement, the Board of Directors does not know of any business other than specified above to come before the meeting, but, if any other business does lawfully come before the meeting, it is the intention of the persons named in the enclosed Proxy to vote in regard thereto, in accordance with their judgment.

     The Company will pay the cost of soliciting proxies in the accompanying form. In addition to solicitation by use of the mails, certain officers and regular employees of the Company may solicit proxies by telephone, telegraph or personal interview. The Company may also request brokerage houses and other custodians, and, nominees and fiduciaries, to forward soliciting material to the beneficial owners of stock held by record by such persons, and may make reimbursement for payments made for their expense in forwarding soliciting material to the beneficial owners of the stock held of record by such persons.

     A copy of the Company's Annual Report for the fiscal year ended July 31, 2005 has been provided to all stockholders as of the Record Date. The Annual Report is not to be considered as proxy soliciting material.



                                          By Order of the Board of Directors,

                                                     LEE N. BLATT
                                                 Chairman of the Board

Dated:  January 18, 2006
        Lancaster, Pennsylvania

                                                                       Exhibit A
                                                                       ---------

                            HERLEY INDUSTRIES, INC.
                             2006 Stock Option Plan
                             ----------------------

SECTION 1.  GENERAL PROVISIONS
            ------------------

1.1. Name and General Purpose
     ------------------------

     The name of this plan is the HERLEY INDUSTRIES, INC. 2006 Stock Option Plan (hereinafter called the "2006 Plan"). The 2006 Plan is intended to be a broadly-based incentive plan which enables HERLEY INDUSTRIES, INC. (the "Company") and its subsidiaries and affiliates to foster and promote the Company by attracting and retaining employees of the Company who contribute to the Company's success by their ability, ingenuity and industry, to enable such employees to participate in the long-term success and growth of the Company by giving them a proprietary interest in the Company and to provide incentive compensation opportunities competitive with those of competing corporations.

1.2  Definitions
     -----------

     a. "Affiliate" means any person or entity controlled by or under common control with the Company, by virtue of the ownership of voting securities, by contract or otherwise.

     b. "Board" means the Board of Directors of the Company.

     c. "Committee" means the Committee referred to in Section 1.3 of the 2006 Plan.

     d. "Common Stock" means shares of the Common Stock, par value $.10 per share, of the Company.

     e. "Company" means HERLEY INDUSTRIES, INC., a corporation organized under the laws of the State of Delaware (or any successor corporation).

     f. "Fair  Market  Value"  means the market price of the Common Stock on The
Nasdaq Stock Market on the date of the grant or as reported on any other exchange on which the Common Stock is then traded on such date or on any other date on which the Common Stock is to be valued hereunder. If no sale shall have been reported on any such exchange, Fair Market Value shall be determined by the Committee.

     g. "Non-Employee Director" shall have the meaning set forth in Rule 16(b) promulgated by the Securities and Exchange Commission ("Commission").

     h. "Option" means any option to purchase Common Stock under Section 2 of the 2006 Plan.

     i. "Option Agreement" means the option agreement described in Section 2.4 of the 2006 Plan.

     j. "Participant" means any employee of the Company, except for officers or directors of the Company, who is selected to participate in the 2006 Plan.

     k. "Subsidiary" means any corporation in which the Company possesses directly or indirectly 50% or more of the combined voting power of all classes of stock of such corporation.

     l. "Total Disability" means accidental bodily injury or sickness which wholly and continuously disabled an optionee. The Committee, whose decisions shall be final, shall make a determination of Total Disability.

1.3  Administration of the Plan
     --------------------------

     The 2006 Plan shall be administered by the Board or by the Committee appointed by the Board. The Committee shall serve at the pleasure of the Board and shall have such powers as the Board may, from time to time, confer upon it.

     Subject to this Section 1.3, the Committee shall have sole and complete authority to adopt, alter, amend or revoke such administrative rules, guidelines and practices governing the operation of the 2006 Plan as it shall, from time to time, deem advisable, and to interpret the terms and provisions of the 2006 Plan.

     The Committee shall keep minutes of its meetings and of action taken by it without a meeting. A majority of the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by all of the members of the Committee without a meeting, shall constitute the acts of the Committee.

1.4  Eligibility
     -----------

     Stock Options may be granted only to employees of the Company or a Subsidiary or Affiliate other than directors or officers of the Company. Any person who has been granted any Option may, if he is otherwise eligible, be granted an additional Option or Options.

1.5  Shares
     ------

     The aggregate number of shares reserved for issuance pursuant to the 2006 Plan shall be 500,000 shares of Common Stock, or the number and kind of shares of stock or other securities which shall be substituted for such shares or to which such shares shall be adjusted as provided in Section 1.6.

     Such number of shares may be set aside out of the authorized but unissued shares of Common Stock or out of issued shares of Common Stock acquired for and held in the Treasury of the Company, not reserved for any other purpose. Shares subject to, but not sold or issued under, any Option terminating or expiring for any reason prior to its exercise in full will again be available for Options thereafter granted during the balance of the term of the 2006 Plan.

1.6  Adjustments Due to Stock Splits, Mergers, Consolidation, Etc.
     -------------------------------------------------------------

     If, at any time, the Company shall take any action, whether by stock dividend, stock split, combination of shares or otherwise, which results in a proportionate increase or decrease in the number of shares of Common Stock theretofore issued and outstanding, the number of shares which are reserved for issuance under the 2006 Plan and the number of shares which, at such time, are subject to Options shall, to the extent deemed appropriate by the Committee, be increased or decreased in the same proportion, provided, however, that the Company shall not be obligated to issue fractional shares.

     Likewise, in the event of any change in the outstanding shares of Common Stock by reason of any recapitalization, merger, consolidation, reorganization, combination or exchange of shares or other corporate change, the Committee shall make such substitution or adjustments, if any, as it deems to be appropriate, as to the number or kind of shares of Common Stock or other securities which are reserved for issuance under the 2006 Plan and the number of shares or other securities which, at such time are subject to Options.

     In the event of a Change in Control, (a) all Options outstanding on the date of such Change in Control shall, for a period of sixty (60) days following such Change in Control, become immediately and fully exercisable, and (b) an optionee will be permitted to surrender for cancellation within sixty (60) days after such Change in Control any Option or portion of an Option which was granted more than six (6) months prior to the date of such surrender, to the extent not yet exercised, and to receive a cash payment in an amount equal to the excess, if any, of the Fair Market Value (on the date of surrender) of the shares of Common Stock subject to the Option or portion thereof surrendered, over the aggregate purchase price for such Shares under the Option.

1.7  Non-Alienation of Benefits
     --------------------------

     Except as herein specifically provided, no right or unpaid benefit under the 2006 Plan shall be subject to alienation, assignment, pledge or charge and any attempt to alienate, assign, pledge or charge the same shall be void. If any Participant or other person entitled to benefits hereunder should attempt to alienate, assign, pledge or charge any benefit hereunder, then such benefit shall, in the discretion of the Committee, cease.

1.8  Withholding or Deduction for Taxes
     ----------------------------------

     If, at any time, the Company or any Subsidiary or Affiliate is required, under applicable laws and regulations, to withhold, or to make any deduction for any taxes, or take any other action in connection with any Option exercise, the Participant shall be required to pay to the Company or such Subsidiary or Affiliate, the amount of any taxes required to be withheld, or, in lieu thereof, at the option of the Company, the Company or such Subsidiary or Affiliate may accept a sufficient number of shares of Common Stock to cover the amount required to be withheld.

1.9  Administrative Expenses
     -----------------------

     The entire expense of administering the 2006 Plan shall be borne by the Company.

1.10 General Conditions
     ------------------

     a. The Board or the Committee may, from time to time, amend, suspend or terminate any or all of the provisions of the 2006 Plan, except for those persons eligible to participate; provided that, without the Participant's approval, no change may be made which would alter or impair any right theretofore granted to any Participant.

     b. With the consent of the Participant affected thereby, the Committee may amend or modify any outstanding Option in any manner not inconsistent with the terms of the 2006 Plan, including, without limitation, and irrespective of the provisions of Section 2.3(c) below, to accelerate the date or dates as of which an installment of an Option becomes exercisable.

     c. Nothing contained in the 2006 Plan shall prohibit the Company or any Subsidiary or Affiliate from establishing other additional incentive compensation arrangements for employees of the Company or such Subsidiary or Affiliate.

     d. Nothing in the 2006 Plan shall be deemed to limit, in any way, the right of the Company or any Subsidiary or Affiliate to terminate a Participant's employment with the Company (or such Subsidiary or Affiliate) at any time.

     e. Any decision or action taken by the Board or the Committee arising out of or in connection with the construction, administration, interpretation and effect of the 2006 Plan shall be conclusive and binding upon all Participants and any person claiming under or through any Participant.

     f. No member of the Board or of the Committee shall be liable for any act or action, whether of commission or omission, (i) by such member except in circumstances involving actual bad faith, nor (ii) by any other member or by any officer, agent or employee.

1.11 Compliance with Applicable Law
     ------------------------------

     Notwithstanding any other provision of the 2006 Plan, the Company shall not be obligated to issue any shares of Common Stock, or grant any Option with respect thereto, unless it is advised by counsel of its selection that it may do so without violation of the applicable Federal and State laws pertaining to the issuance of securities and the Company may require any stock certificate so issued to bear a legend, may give its transfer agent instructions limiting the transfer thereof, and may take such other steps, as in its judgment are reasonably required to prevent any such violation.

1.12 Effective Dates
     ---------------

     The 2006 Plan was adopted by the Board in January 2006, subject to stockholder approval.

SECTION 2. OPTION GRANTS
           -------------

2.1  Authority of Committee
     ----------------------

     Subject to the provisions of the 2006 Plan, the Committee shall have the sole and complete authority to determine (i) the Participants to whom Options shall be granted; (ii) the number of shares to be covered by each Option; and
(iii) the conditions and limitations, if any, in addition to those set forth in Sections 2 and 3 hereof, applicable to the exercise of an Option, including without limitation, the nature and duration of the restrictions, if any, to be imposed upon the sale or other disposition of shares acquired upon exercise of an Option.

     Stock Options granted under the 2006 Plan shall be non-qualified stock options.

     The Committee shall have the authority to grant Options.

2.2  Option Exercise Price
     ---------------------

     The price of stock purchased upon the exercise of Options granted pursuant to the 2006 Plan shall be the Fair Market Value thereof at the time that the Option is granted.

     The purchase price is to be paid in full in cash, certified or bank cashier's check or, at the option of the Company, Common Stock valued at its Fair Market Value on the date of exercise, or a combination thereof, when the Option is exercised and stock certificates will be delivered only against such payment.

2.3  Option Grants
     -------------

     Each Option will be subject to the following provisions:

     a.   Term of Option

     An Option will be for a term of not more than ten years from the date of grant.


     b. Exercise

     (i)  By an Employee:

     Subject to the power of the Committee under Sections 1.10(b) and 2.1 above and except in the manner described below upon the death of the optionee, an Option may be exercised only in installments as follows: up to one-third of the subject shares on and after the first anniversary of the date of grant, up to two-thirds of the subject shares on and after the second anniversary of the date of grant, up to all of the subject shares on and after the third such anniversary of the date of the grant of such Option but in no event later than the expiration of the term of the Option.

     An Option shall be exercisable during the optionee's lifetime only by the optionee and shall not be exercisable by the optionee unless, at all times since the date of grant and at the time of exercise, such optionee is an employee of or providing services to the Company, any parent corporation of the Company or any Subsidiary or Affiliate, except that, upon termination of all such employment or provision of services (other than by death, Total Disability, or by Total Disability followed by death in the circumstances provided below), the optionee may exercise an Option at any time within three months thereafter but only to the extent such Option is exercisable on the date of such termination.

     Upon termination of all such employment by Total Disability, the optionee may exercise such Options at any time within three years thereafter, but only to the extent such Option is exercisable on the date of such termination.

     In the event of the death of an optionee (i) while an employee of or providing services to the Company, any parent corporation of the Company or any Subsidiary or Affiliate, or (ii) within three months after termination of all such employment or provision of services (other than for Total Disability) or
(iii) within three years after termination on account of Total Disability of all such employment or provision of services, such optionee's estate or any person who acquires the right to exercise such option by bequest or inheritance or by reason of the death of the optionee may exercise such optionee's Option at any time within the period of three years from the date of death. In the case of clauses (i) and (iii) above, such Option shall be exercisable in full for all the remaining shares covered thereby, but in the case of clause (ii) such Option shall be exercisable only to the extent it was exercisable on the date of such termination.

     (ii) By Persons other than Employees:

     If the optionee is not an employee of the Company or the parent corporation of the Company or any Subsidiary or Affiliate, the vesting of such optionee's right to exercise his Options shall be established and determined by the Committee in the Option Agreement covering the Options granted to such optionee.

     Notwithstanding the foregoing provisions regarding the exercise of an Option in the event of death, Total Disability, other termination of employment or provision of services or otherwise, in no event shall an Option be exercisable in whole or in part after the termination date provided in the Option Agreement.

     c. Transferability

     An Option granted under the 2006 Plan shall not be transferable otherwise than by will or by the laws of descent and distribution, or, as determined by the Board or the Committee, to (i) a member or members of the optionee's family,
(ii) a trust, (iii) a family limited partnership or (iv) a similar estate planning vehicle primarily for members of the optionee's family.

2.4  Agreements
     ----------

     In consideration of any Options granted to a Participant under the 2006 Plan, each such Participant shall enter into an Option Agreement with the Company providing, consistent with the 2006 Plan, such terms as the Committee may deem advisable.

                                                                       Exhibit B
                                                                       ---------
                            HERLEY INDUSTRIES, INC.
                            -----------------------
                                2006 STOCK PLAN
                                ---------------

I.   GENERAL PROVISIONS
     ------------------

A.   PURPOSE OF THE PLAN
     -------------------

     This 2006 Stock Plan (the "Plan") is intended to promote the interests of HERLEY INDUSTRIES, INC., a Delaware corporation ("Corporation"), by providing eligible persons in the employ or service of the Corporation or its affiliates with the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Corporation as an incentive for them to continue in such employ or service.

     Unless otherwise defined herein, all capitalized terms shall have the meaning assigned to them in the attached Appendix.

B.   STRUCTURE OF THE PLAN
     ---------------------

     The Plan shall be divided into two (2) separate equity programs:

     (i) the Option Grant Program under which eligible persons ("Optionees") may, at the discretion of the Board, be granted options to purchase shares of common stock; and

     (ii) the Stock Issuance Program under which eligible persons ("Participants") may, at the discretion of the Board, be issued shares of common stock directly, either through the immediate purchase of such shares or as a bonus for services rendered the Corporation (or any Parent or Subsidiary).

     The provisions of Articles One and Four shall apply to both equity programs under the Plan and shall accordingly govern the interests of all persons under the Plan.

C.   ADMINISTRATION OF THE PLAN
     --------------------------

     The Plan shall be administered by the Corporation's Board of Directors ("Board"), or in the discretion of the Board, a committee consisting of no less than two Non-Employee Directors or persons meeting such other requirements as may be imposed by Rule 16(b) under the 1934 Act ("Committee").

     The Board or Committee shall have full power and authority (subject to the provisions of the Plan) to establish such rules and regulations as it may deem appropriate for proper administration of the Plan and to make such determinations under, and issue such interpretations of, the Plan and any outstanding options or stock issuances thereunder as it may deem necessary or advisable. Decisions of the Board shall be final and binding on all parties who have an interest in the Plan or any option or stock issuance thereunder.

D.   ELIGIBILITY
     -----------

     The persons eligible to participate in the Plan are:

     1.   Employees; and

     2. consultants and other independent advisors who provide services to the Corporation, or any parent or subsidiary of the Corporation provided that the Chairman, Chief Executive Officer, and directors of the Corporation shall not be eligible to participate in the Plan.

     The Board or Committee shall have full authority to determine, (i) with respect to the grants made under the Option Grant Program, described in Article Two below, which eligible persons are to receive the option grants, the time or times when those grants are to be made, the number of shares to be covered by each such grant, the status of the granted option as either an Incentive Option or a Non-Qualified Option, the time or times when each option is to become exercisable, the vesting schedule (if any) applicable to the option shares and the maximum term for which the option is to remain outstanding, and (ii) with respect to stock issuances made under the Stock Issuance Program, described in Article Three, which eligible persons are to receive such stock issuances, the time or times when those issuances are to be made, the number of shares to be issued to each Participant, the vesting schedule (if any) applicable to the issued shares and the consideration to be paid by the Participant for such shares.

     The Board or Committee shall have the absolute discretion either to grant options in accordance with the Option Grant Program or to issue stock in accordance with the Stock Issuance Program.

E.   STOCK SUBJECT TO THE PLAN
     -------------------------

     The stock issuable under the Plan shall be shares of the Corporation's authorized but unissued or reacquired common stock. The maximum number of shares of common stock which may be issued under the Plan is 1,000,000 shares.

     Shares of common stock subject to outstanding options shall be available for subsequent issuance under the Plan to the extent (i) the options expire or terminate for any reason prior to exercise in full, or (ii) the options are cancelled in accordance with the cancellation-regrant provisions of Article Two. Unvested shares issued under the Plan and subsequently repurchased by the Corporation, at the option exercise or direct issue price paid per share, pursuant to the Corporation's repurchase rights under the Plan shall be added back to the number of shares of common stock reserved for issuance under the Plan.

     If there is any change to the common stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding common stock as a class without the Corporation's receipt of consideration, then appropriate adjustments shall be made to (i) the maximum number and/or class of securities issuable under the Plan, and (ii) the number and/or class of securities and the exercise price per share in effect under each outstanding option in order to prevent the dilution or enlargement of benefits thereunder.

II.  OPTION GRANT PROGRAM
     --------------------

A.   OPTION TERMS
     ------------

     Each option shall be evidenced by one or more documents in the form approved by the Board, and which shall be subject to the provisions of the Plan.

     1.   Exercise Price.

          a. The exercise price per share shall be fixed by the Board in accordance with the following provisions:

               (i) The exercise price per share shall not be less than the Fair Market Value per share of common stock on the option grant date.

               (ii) If the  Optionee  is a 10%  Stockholder,  then the  exercise price per share shall not be less than one hundred ten percent (110%) of the Fair Market Value per share of common stock on the option grant date for Incentive Options.

          b. The exercise price is payable in cash or check made payable to the Corporation upon exercise of the option, subject to the provisions of Section I of Article Four and the documents evidencing the option. If the common stock is registered under
               Section 12 of the Securities Exchange Act of 1934, as amended ("34 Act") at the time the option is exercised, then the exercise price may also be paid as follows:

               (i) in shares of common stock held for the requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date, or

               (ii) to the  extent the option is  exercised  for vested  shares, through a special sale and remittance procedure pursuant to which the Optionee shall concurrently provide irrevocable instructions (x) to a Corporation-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable Federal, state and local income and employment taxes required to be withheld by the Corporation by reason of such exercise and (y) to the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale.

     Except to the extent the foregoing sale and remittance procedure is used, payment of the exercise price for the purchased shares must be made on the Exercise Date.

     2. Exercise and Term of Options. Each option shall be exercisable at such time or times, during such period and for such number of shares as shall be determined by the Board or Committee and set forth in the documents evidencing the option grant. However, no option shall have a term in excess of five (5) years measured from the option grant date.

     3.   Effect of Termination of Service.

          a. The following provisions shall govern the exercise of any vested option held by the Optionee at the time of cessation of Optionee's employment or rendering of services to the Corporation (collectively "Service") or death:

               (i) Should the Optionee cease to remain in Service for any reason other than death, Disability or Misconduct, then the Optionee shall have a period of three (3) months following the date of such cessation of Service during which to exercise each option held by such Optionee to the extent exercisable on the date of such termination.

               (ii) Should Optionee's Service terminate by reason of Disability, then the Optionee shall have a period of twelve (12) months following the date of such cessation of Service during which to exercise each outstanding option held by such Optionee to the extent exercisable on the date of such termination.

               (iii) If the Optionee dies while holding an  outstanding  option, then the personal representative of his or her estate or the person or persons to whom the option is transferred pursuant to the Optionee's will or the laws of inheritance shall have a twelve (12)-month period following the date of the Optionee's death to exercise such option to the extent exercisable on the date of such termination.

               (iv) Under no  circumstances,  however,  shall any such option be exercisable after the specified expiration of the option term.

               (v) All vested options shall terminate upon the expiration of the applicable exercise period or (if earlier) upon the expiration of the option term.

          b. The Board or Committee shall have the discretion, exercisable either at the time an option is granted or at any time while the option remains outstanding, to:

               (i) extend the period of time for which the option is to remain exercisable following Optionee's cessation of Service or death from the limited period otherwise in effect for that option to such greater period of time as it shall deem appropriate, but in no event beyond the expiration of the option term, and/or

               (ii) permit the  option to be  exercised,  during the  applicable post- Service exercise period, not only with respect to the number of vested shares of common stock for which such option is exercisable at the time of the Optionee's cessation of Service but also with respect to one or more additional installments in which the Optionee would have vested under the option had the Optionee continued in Service.

     4. Stockholder Rights. The holder of an option shall have no stockholder rights with respect to the shares subject to the option until such person exercise the option, pays the exercise price and becomes the recordholder of the purchased shares.

     5. Limited Transferability of Options. During the lifetime of the Optionee, the option shall be exercisable only by the Optionee and shall not be assignable or transferable other than by will or, following the Optionee's death, by the laws of descent and distribution.

B.   CORPORATE TRANSACTION
     ---------------------

     1. All unvested options shall automatically vest in full if and when either of the following stockholder approved transactions to which the Corporation is a party are consummated: (i) a merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction, or (ii) the sale, transfer or other disposition of all or substantially all of the Corporation's assets in complete liquidation or dissolution of the Corporation. However, the shares subject to an outstanding option shall not vest on such an accelerated basis if and to the extent: (i) such option is assumed by the successor corporation (or parent thereof) in the Corporate Transaction or (ii) such option is to be replaced with a cash incentive program of the successor corporation which preserves the spread existing on the unvested option shares at the time of the Corporate Transaction and provides for subsequent payout in accordance with the same vesting schedule applicable to those unvested option shares or (iii) the acceleration of such option is subject to other limitations imposed by the Board or Committee at the time of the option grant.

     2. Each option which is assumed in connection with a Corporate Transaction shall be appropriately adjusted, immediately after such Corporate Transaction, to apply to the number and class of securities which would have been issuable to the Optionee in consummation of such Corporate Transaction, had the option been exercised immediately prior to such Corporate Transaction. Appropriate adjustments shall also be made to (i) the number and class of securities available for issuance under the Plan following the consummation of such Corporate Transaction and (ii) the exercise price payable per share under each outstanding option, provided the aggregate exercise price payable for such securities shall remain the same.

     3. The Board or Committee shall have the discretion, exercisable either at the time the option is granted or at any time while the option remains outstanding, to structure one or more options so that those options shall automatically accelerate and vest in full (and any repurchase rights of the Corporation with respect to the unvested shares subject to those options shall immediately terminate) upon the occurrence of a Corporate Transaction, whether or not those options are to be assumed in the Corporate Transaction.

     4. The Board or Committee shall also have full power and authority, exercisable either at the time the option is granted or at any time while the option remains outstanding, to structure such option so that the shares subject to that option will automatically vest on an accelerated basis should the Optionee's Service terminate by reason of the Optionee's involuntary dismissal or discharge by the Corporation for reasons other than misconduct ("Involuntary Termination") within a designated period (not to exceed one year) following the effective date of any Corporate Transaction in which the option is assumed and the repurchase rights applicable to those shares do not otherwise terminate. Any option so accelerated shall remain exercisable for the fully-vested option shares until the expiration or sooner termination of the option term.

     5. The portion of any Incentive Option accelerated in connection with a Corporate Transaction shall remain exercisable as an Incentive Option only to the extent the applicable One Hundred Thousand Dollar ($100,000.00) limitation is not exceeded. To the extent such dollar limitation is exceeded, the accelerated portion of such option shall be exercisable as a Non-Statutory Option under the Federal tax laws.

     6. The grant of options under the Plan shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

III.  STOCK ISSUANCE PROGRAM
      ----------------------

A.   STOCK ISSUANCE TERMS
     --------------------

     Shares of common stock may, upon request by a Participant, be issued at the discretion of the Board or Committee under the Stock Issuance Program through direct and immediate issuances without any intervening option grants. Each such stock issuance shall comply with the terms specified below.

     1.   Purchase Price.

          a. The purchase price per share shall be fixed by the Board or Committee but shall not be less than the Fair Market Value per share of common stock on the issue date.

          b. Shares of common stock may be issued under the Stock Issuance Program for past services rendered to the Corporation (or any Parent or Subsidiary) as the Board may deem appropriate in each individual instance.

     2.   Vesting Provisions.

          a. Shares of common stock issued under the Stock Issuance Program shall vest at the discretion of the Board of Directors or Committee.

          b. The Participant shall have full stockholder rights with respect to any shares of common stock issued to the Participant under the Stock Issuance Program. Accordingly, the Participant shall have the right to vote such shares and to receive any regular cash dividends paid on such shares.

IV.  MISCELLANEOUS
     -------------

A.   ADJUSTMENTS DUE TO STOCK SPLITS, MERGERS, CONSOLIDATION, ETC.
     -------------------------------------------------------------

     If, at any time, the Company shall take any action, whether by stock dividend, stock split, combination of shares or otherwise, which results in a proportionate increase or decrease in the number of shares of common stock theretofore issued and outstanding, the number of shares which are reserved for issuance under the Plan and the number of shares which, at such time, are subject to options shall, to the extent deemed appropriate by the committee, be increased or decreased in the same proportion, provided, however, that the Company shall not be obligated to issue fractional shares.

     Likewise, in the event of any change in the outstanding shares of common stock by reason of any recapitalization, merger, consolidation, reorganization, combination or exchange of shares or other corporate change, the committee shall make such substitution or adjustments, if any, as it deems to be appropriate, as to the number or kind of shares of common stock or other securities which are reserved for issuance under the Plan and the number of shares or other securities which, at such time are subject to Options.

     In the event of a change of control, at the option of the board of directors or committee, (a) all options outstanding on the date of such change of control shall, for a period of sixty days following such change of control, become immediately and fully exercisable, and (b) an optionee will be permitted to surrender for cancellation within sixty days after such change of control any option or portion of any option which was granted more than six months prior to the date of such surrender, to the extent not yet exercised, and to receive a cash payment in an amount equal to the excess, if any, of the Fair Market Value (on the date of surrender) of the shares of common stock subject to the option or portion thereof surrendered, over the aggregate purchase price for such shares under the option.

B.   EFFECTIVE DATE AND TERM OF PLAN
     -------------------------------

     1. The Plan shall become effective on February 23, 2006, provided that no Incentive Options may be granted unless the Plan is first approved by the Corporation's stockholders. The Board may grant options and issue shares under the Plan at any time after the effective date of the Plan and before the date fixed herein for termination of the Plan.

     2. The Plan shall terminate upon the earliest of (i) the expiration of the ten (10)-year period measured from the date the Plan is adopted by the Board,
(ii) the date on which all shares available for issuance under the Plan shall have been issued as vested shares or (iii) the termination of all outstanding options in connection with a Corporate Transaction. All options and unvested stock issuances outstanding at the time of a clause (i) termination event shall continue to have full force and effect in accordance with the provisions of the documents evidencing those options or issuances.

C.      AMENDMENT OF THE PLAN
        ---------------------

     The Board or Committee shall have complete and exclusive power and authority to amend or modify the Plan in any or all respects, except for those persons ineligible to participate. However, no such amendment or modification shall adversely affect the rights and obligations with respect to options or unvested stock issuances at the time outstanding under the Plan unless the Optionee or the Participant consents to such amendment or modification. In addition, certain amendments may require stockholder approval pursuant to applicable laws and regulations.

D.      WITHHOLDING
        -----------

     The Corporation's obligation to deliver shares of common stock upon the exercise of any options or upon the issuance of shares issued under the Plan shall be subject to the satisfaction of all applicable Federal, state and local income and employment tax withholding requirements.

E.      REGULATORY APPROVALS
        --------------------

     The implementation of the Plan, the granting of any options under the Plan and the issuance of any shares of common stock (i) upon the exercise of any option or (ii) under the Stock Issuance Program shall be subject to the Corporation's obtaining all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the options granted under it and the shares of common stock issued pursuant to it.

F.      NO EMPLOYMENT OR SERVICE RIGHTS
        -------------------------------

     Nothing in the Plan shall confer upon the Optionee or the Participant any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary employing or retaining such person) or of the Optionee or the Participant, which rights are hereby expressly reserved by each, to terminate such person's Service at any time for any reason, with or without cause.

APPENDIX
--------

The following definitions shall be in effect under the Plan:

Board shall mean the Corporation's Board of Directors.

Change of Control shall mean:

     (i) any person who is not currently such becomes the beneficial owner, directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of the Company's then outstanding voting securities; or

     (ii) three or more directors, whose election or nomination for election is not approved by a majority of the Incumbent Board (as defined in the plan), are elected within any single 12- month period to serve on the board of directors; or

     (iii) members of the Incumbent Board cease to constitute a majority of the Board of Directors without the approval of the remaining members of the Incumbent Board; or

     (iv) any merger (other than a merger where the Company is the survivor and there is no accompanying change in control under subparagraphs (i),
          (ii) or (iii) of this paragraph (b), consolidation, liquidation or dissolution of the Company, or the sale of all or substantially all of the assets of the Company.

Code shall mean the Internal Revenue Code of 1986, as amended.

Common Stock shall mean the Corporation's common stock, $.10 par value.

Corporate Transaction shall mean either of the following stockholder-approved transactions to which the Corporation is a party:

     (i) a merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction, or

     (ii) the sale, transfer or other disposition of all or substantially all of the Corporation's assets in complete liquidation or dissolution of the Corporation.

Corporation shall mean Herley Industries, Inc., a Delaware corporation.

Disability shall mean the inability of Optionee to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment and shall be determined by the Plan Administrator on the basis of such medical evidence as the Plan Administrator deems warranted under the circumstances. Disability shall be deemed to constitute Permanent Disability in the event that such Disability is expected to result in death or has lasted or can be expected to last for a continuous period of twelve (12) months or more.

Eligibility. Incentive Options may only be granted to Employees other than the Chairman, Chief Executive Officer and directors.

Employee shall mean an individual who is in the employ of the Corporation (or any Parent or Subsidiary), subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.

Exercise Date shall mean the date on which the option shall have been exercised.

Exercise Price shall mean the exercise price payable per Option Share as specified in the Grant Notice.

Expiration Date shall mean the date on which the option expires as specified in the Grant Notice.

Fair Market Value per share of common stock on any relevant date shall be determined in accordance with the following provisions:

     (i) If the common stock is at the time traded on the NASDAQ National or SmallCap Market, then the Fair Market Value shall be the closing selling price per share of common stock on the date in question, as the price is reported by the National Association of Securities Dealers on the NASDAQ National or SmallCap Market. If there is no closing selling price for the common stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

     (ii) If the common stock is at the time listed on any Stock Exchange, then the Fair Market Value shall be the closing selling price per share of common stock on the date in question on the Stock Exchange determined by the Plan Administrator to be the primary market for the common stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no closing selling price for the common stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

     (iii) If the common stock is at the time neither listed on any Stock Exchange nor traded on the NASDAQ National Market, then the Fair Market Value shall be determined by the Plan Administrator after taking into account such factors as the Plan Administrator shall deem appropriate.

Grant Date shall mean the date of grant of the option as specified in the Grant Notice.

Grant Notice shall mean the Notice of Grant of Stock Option accompanying the Agreement, pursuant to which Optionee has been informed of the basic terms of the option evidenced hereby.

Incentive  Option shall mean an option which satisfies the  requirements of Code
Section 422.

Misconduct shall mean the commission of any act of fraud, embezzlement or dishonesty by the Optionee or Participant, any unauthorized use or disclosure by such person of confidential information or trade secrets of the Corporation (or any Parent or Subsidiary), or any other intentional misconduct by such person adversely affecting the business or affairs of the Corporation (or any Parent or Subsidiary) in a material manner. The foregoing definition shall not be deemed to be inclusive of all the acts or omissions which the Corporation (or any Parent or Subsidiary) may consider as grounds for the dismissal or discharge of any Optionee, Participant or other person in the Service of the Corporation (or any Parent or Subsidiary).

1934 Act shall mean the Securities Exchange Act of 1934, as amended.

Non-Employee Director shall have the meaning provided under Rule 16(b) or any successor rule under the 1934 Act.

Non-Statutory   Option  shall  mean  an  option  not  intended  to  satisfy  the requirements of Code Section 422.

Option Agreement shall mean the option agreement issued pursuant to the Grant Notice.

Option Shares shall mean the number of shares of common stock subject to the option.

Optionee shall mean the person to whom the option is granted as specified in the Grant Notice.

Parent shall mean any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

Permitted Transfer shall mean (i) a gratuitous transfer of the Purchased Shares, provided and only if Optionee obtains the Corporation's prior written consent to such transfer, (ii) a transfer of title to the Purchased Shares effected pursuant to Optionee's will or the laws of intestate succession following Optionee's death or (iii) a transfer to the Corporation in pledge as security for any purchase-money indebtedness incurred by Optionee in connection with the acquisition of the Purchased Shares.

Plan shall mean the Corporation's 2006 Stock Plan.

Plan Administrator shall mean either the Board or a committee of the Board acting in its capacity as administrator of the Plan.

Purchase Agreement shall mean the stock purchase agreement pursuant to the Grant Notice.

Service shall mean the Optionee's performance of services for the Corporation (or any Parent or Subsidiary) in the capacity of an Employee.

Stock Exchange shall mean the Nasdaq National Market System, American Stock Exchange or the New York Stock Exchange.

Subsidiary shall mean any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation, provided each corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

Vesting Commencement Date shall mean the date on which the Option Shares commences to vest as specified in the Grant Notice.

Vesting Schedule shall mean the vesting schedule specified in the Grant Notice pursuant to which the Optionee is to vest in the Option Shares in a series of installments over his or her period of Service.

HERLEY INDUSTRIES, INC. The undersigned hereby appoints Lee N. Blatt and Myron Levy, or either of them, attorneys and Proxies with full power of substitution in each of them, in the name and stead of the undersigned to vote as Proxy all the stock of the undersigned in HERLEY INDUSTRIES, INC., a Delaware corporation, at the Annual Meeting of Stockholders scheduled to be held February 23, 2006 and any adjournments thereof.

The Board of Directors recommends a vote FOR the following proposals:

1.   Election of nominees listed at right, as set forth in the proxy statement:

                        Nominees:
                                        John A. Thonet
                                        Carlos C. Campbell
                                        Adm. Robert M. Moore

 [   ]  FOR all nominees at right               [   ] WITHHOLD AUTHORITY to vote

     (Instruction: To withhold authority to vote for any individual nominee, print the nominee's name on the line provided below)

2.   To ratify and approve our 2006 Stock Option  Plan,  as set forth in Exhibit
     A.

        FOR   [    ]    AGAINST  [    ]        ABSTAIN [    ]

3.   To ratify and approve our 2006 Stock Plan, as set forth in Exhibit B.

        FOR   [    ]    AGAINST  [    ]        ABSTAIN [    ]

4. To consider and act upon such other business as may properly come before the meeting or any adjournment thereof.

                  (Continued and to be signed on reverse side)
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

THE SHARES REPRESENTED HEREBY SHALL BE VOTED BY PROXIES, AND EACH OF THEM, AS SPECIFIED AND, IN THEIR DISCRETION, UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. STOCKHOLDERS MAY WITHHOLD THE VOTE FOR ONE OR MORE NOMINEE(S) BY WRITING THE NOMINEE(S) NAME(S) IN THE BLANK SPACE PROVIDED ON THE LEFT HEREOF. IF NO SPECIFICATION IS MADE, THE SHARES WILL BE VOTED FOR THE PROPOSALS SET FORTH ABOVE.

Dated:  __________________
                                 [L.S.] _____________________________________
                                 [L.S.] _____________________________________

                    (Note: Please sign exactly as your name appears hereon. Executors, administrators, trustees, etc. should so indicate when signing, giving full title as such. If signer is a corporation, execute in full corporate name by authorized officer. If shares are held in the name of two or more persons, all should sign.)

        PLEASE DATE, SIGN AND RETURN THIS PROXY IN THE ENCLOSED ENVELOPE